UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 10, 2012

GLOBAL AXCESS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(904) 280-3950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On May 10, 2012, Global Axcess Corp., a Nevada corporation (the “Company”), entered into a modification (the “Third Amendment”) of an existing credit facility with Fifth Third. The Third Amendment relates to a Loan and Security Agreement (the “Loan and Security Agreement”) and corresponding $5.0 million term note that were entered into and issued by the Company to Fifth Third on June 18, 2010, and several draw loan credit facilities that were extended to the Company pursuant thereto in 2011. The Loan and Security Agreement was previously amended by the first amendment, entered into December 17, 2010 (the “First Amendment”), and the second amendment entered into January 6, 2012 (the “Second Amendment”).

The Third Amendment amends Section 10.3 of the Loan and Security Agreement, and each of the related draw loans from 2011 to temporarily adjust the liquidity covenant of the Company. Under the terms of the amended Section 10.3, the Company must maintain, on a consolidated basis, an average balance of at least $850,000 of unencumbered liquid assets, measured quarterly, from January 1, 2012 to September 30, 2012. After September 30, 2012, this covenant reverts back to $1,200,000, the amount originally contained in the Loan and Security Agreement.

Except as modified by the Third Amendment, the terms of the Loan and Security Agreement, and related draw loans, as modified by the First Amendment and Second Amendment, remain in full force and effect.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the text of the Third Amendment, a copy of which is filed herewith as Exhibit 4.1.

Item 2.02   Results of Operations and Financial Condition.

On May 15, 2012, the Company announced its results of operations for the first quarter ended March 31, 2012. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The earnings release contains non-GAAP financial measures. EBITDA has been presented in order to assist in the analysis of the operating profitability of the Company because the Company believes this form of measurement eliminates the effects of non-operating expenses and non-cash charges. Management reviews this form of measurement monthly.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Amendment to Global Axcess Loan and Security Agreement, entered May 10, 2012, effective as of January 1, 2012, by and between Global Axcess Corp. (and affiliates) and Fifth Third Bank.

99.1	Press Release, dated May 15, 2012, issued by Global Axcess Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP.

Dated: May 15, 2012	By:	/s/ Michael J. Loiacono
	Name:	Michael J. Loiacono
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Amendment to Global Axcess Loan and Security Agreement, entered May 10, 2012, effective as of January 1, 2012, by and between Global Axcess Corp. (and affiliates) and Fifth Third Bank.

99.1	Press Release, dated May 15, 2012, issued by Global Axcess Corp.